UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tile Shop Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) online on June 3, 2025, at which a total of 30,433,597 shares were present virtually or by proxy. At the Annual Meeting:

1.	Peter J. Jacullo III and Cabell H. Lolmaugh were elected to the Board of Directors of the Company as Class I directors to hold office until the Company’s 2028 Annual Meeting of Stockholders.

2.	The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified.

3.	The compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

4.	A “one year” frequency of future advisory votes on the compensation of the Company’s named executive officers was approved, on a non-binding and advisory basis.

The voting results for each such matter were as follows:

1.	Election of directors:

Nominee	For	Withheld	Broker Non-Votes
Peter J. Jacullo III	12,276,524	1,843,949	16,313,124
Cabell H. Lolmaugh	12,332,910	1,787,563	16,313,124

The other members of the Board of Directors whose terms of office continued after the Annual Meeting were Peter H. Kamin, Mark J. Bonney, Deborah K. Glasser, and Linda Solheid.

2.	Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain	Broker Non-Votes
30,363,572	43,845	26,180	—

3.	Approval, on a non-binding and advisory basis, of named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
13,977,923	131,179	11,371	16,313,124

4.	Approval, on a non-binding and advisory basis, of a “one year” frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
12,443,472	7,156	1,655,464	14,381	16,313,124

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Board of Directors has determined to hold the advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2026 Annual Meeting of Stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2031 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: June 3, 2025	By:	/s/ Mark B. Davis
	Name:	Mark B. Davis
	Title:	Senior Vice President, Chief Financial Officer & Secretary